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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 21, 1996



                      PEDIATRIC SERVICES OF AMERICA, INC.

               (Exact name of registrant as specified in charter)



    Delaware               0-23946           58-1873345
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   (State of             (Commission        (IRS Employer
 incorporation)          File Number)     Identification NO.)




3159 Campus Drive, Norcross, Georgia                        30071
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number including area code   (770) 441-1580

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                                     ITEM 5


On June 21, 1996 Pediatric Services of America, Inc. (the "Company"), announced the resignation of Michael A. Taylor, Senior Vice President and Chief Financial Officer. Effective July 15, 1996, the Company appointed Stephen M. Mengert to the position of Senior Vice President and Chief Financial Officer.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 PEDIATRIC SERVICES OF AMERICA, INC.



                                 BY:  /s/ Joseph D. Sansone
                                    --------------------------------------
                                    Joseph D. Sansone
                                    Chairman of the Board,
                                    President, and Chief Executive Officer


DATED:  July 12, 1996

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